UBS Investment Bank

Fixed Bid Stratification

'; 5.99 High Coupon; '; 02/23/04; '

Pool Summary	COUNT	UPB	%
Conforming	189	$25,603,326.59	30.90%
Non-Conforming	122	57,251,021.61	69.10
Total:	311	$82,854,348.20	100.00%
Adjusted Balance: $82,854,348.20
Data as of Date: 2004-02-01
AVG UPB: $266,412.70
GROSS WAC: 6.5619%
NET WAC: 6.305%
% SF/PUD: 83.15%
% FULL/ALT: 16.96%
% CASHOUT: 42.07%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 70.73%
% FICO > 679: 55.11%
% NO FICO: 0.00%
WA FICO: 689
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.37%
CALIFORNIA %: 19.96%
Latest Maturity Date: 20190201
Loans with Prepay Penalties: 1.37%

Product Type	COUNT	UPB	%
15 YR BALLOON	81	$17,607,131.34	21.25%
15 YR FXD	230	65,247,216.86	78.75
Total:	311	$82,854,348.20	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	11	$397,526.93	0.48%
$50,000.01 - $100,000.00	53	4,039,827.93	4.88
$100,000.01 - $150,000.00	56	6,924,068.47	8.36
$150,000.01 - $200,000.00	35	5,962,468.22	7.20
$200,000.01 - $250,000.00	22	4,911,534.07	5.93
$250,000.01 - $300,000.00	10	2,735,238.87	3.30
$300,000.01 - $350,000.00	25	8,353,194.73	10.08
$350,000.01 - $400,000.00	33	12,566,962.83	15.17
$400,000.01 - $450,000.00	18	7,568,717.72	9.13
$450,000.01 - $500,000.00	20	9,588,502.99	11.57
$500,000.01 - $550,000.00	5	2,589,623.23	3.13
$550,000.01 - $600,000.00	4	2,291,484.04	2.77
$600,000.01 - $650,000.00	8	5,072,570.30	6.12
$700,000.01 - $750,000.00	3	2,218,405.23	2.68
$750,000.01 - $800,000.00	1	767,954.92	0.93
$800,000.01 - $850,000.00	2	1,633,135.91	1.97
$850,000.01 - $900,000.00	1	864,252.22	1.04
$950,000.01 - $1,000,000.00	2	1,943,055.87	2.35
$1,000,000.01 >=	2	2,425,823.72	2.93
Total:	311	$82,854,348.20	100.00%
Minimum: $20,000.00
Maximum: $1,240,000.00
Average: $268,912.84

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	11	$397,526.93	0.48%
$50,000.01 - $100,000.00	53	4,039,827.93	4.88
$100,000.01 - $150,000.00	57	7,068,497.45	8.53
$150,000.01 - $200,000.00	36	6,217,502.51	7.50
$200,000.01 - $250,000.00	20	4,512,070.80	5.45
$250,000.01 - $300,000.00	10	2,735,238.87	3.30
$300,000.01 - $350,000.00	26	8,701,299.83	10.50
$350,000.01 - $400,000.00	36	13,813,567.71	16.67
$400,000.01 - $450,000.00	15	6,417,711.12	7.75
$450,000.01 - $500,000.00	20	9,642,584.82	11.64
$500,000.01 - $550,000.00	4	2,091,838.02	2.52
$550,000.01 - $600,000.00	4	2,291,484.04	2.77
$600,000.01 - $650,000.00	8	5,072,570.30	6.12
$700,000.01 - $750,000.00	3	2,218,405.23	2.68
$750,000.01 - $800,000.00	2	1,566,963.91	1.89
$800,000.01 - $850,000.00	1	834,126.92	1.01
$850,000.01 - $900,000.00	1	864,252.22	1.04
$950,000.01 - $1,000,000.00	2	1,943,055.87	2.35
$1,000,000.01 >=	2	2,425,823.72	2.93
Total:	311	$82,854,348.20	100.00%
Minimum: $19,938.25
Maximum: $1,229,950.00
Average: $266,412.70

Gross Rate	COUNT	UPB	%
5.751% - 6.000%	44	$16,073,920.33	19.40%
6.001% - 6.250%	67	21,495,641.74	25.94
6.251% - 6.500%	54	16,163,688.95	19.51
6.501% - 6.750%	22	4,508,379.65	5.44
6.751% - 7.000%	37	8,342,695.43	10.07
7.001% - 7.250%	28	5,656,483.35	6.83
7.251% - 7.500%	26	4,230,409.00	5.11
7.501% - 7.750%	16	3,064,656.60	3.70
7.751% - 8.000%	11	2,254,248.46	2.72
8.001% - 8.250%	3	636,540.21	0.77
8.251% - 8.500%	2	314,208.53	0.38
8.751% - 9.000%	1	113,475.95	0.14
Total:	311	$82,854,348.20	100.00%
Minimum: 5.990%
Maximum: 8.875%
Weighted Average: 6.562%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Feb 23, 2004 19:39

UBS Investment Bank

Fixed Bid Stratification

'; 5.99 High Coupon; '; 02/23/04; '

Net Rate	COUNT	UPB	%
5.001% - 5.250%	1	$75,747.88	0.09%
5.501% - 5.750%	44	16,073,920.33	19.40
5.751% - 6.000%	67	21,495,641.74	25.94
6.001% - 6.250%	56	16,615,993.95	20.05
6.251% - 6.500%	20	4,095,131.77	4.94
6.501% - 6.750%	38	8,457,302.01	10.21
6.751% - 7.000%	28	5,650,509.51	6.82
7.001% - 7.250%	26	4,230,409.00	5.11
7.251% - 7.500%	15	2,950,050.02	3.56
7.501% - 7.750%	10	2,145,417.30	2.59
7.751% - 8.000%	3	636,540.21	0.77
8.001% - 8.250%	2	314,208.53	0.38
8.501% - 8.750%	1	113,475.95	0.14
Total:	311	$82,854,348.20	100.00%
Minimum: 5.170%
Maximum: 8.625%
Weighted Average: 6.305%

Original Term to Maturity	COUNT	UPB	%
121 - 180	311	$82,854,348.20	100.00%
Total:	311	$82,854,348.20	100.00%
Minimum: 180
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
121 - 180	311	$82,854,348.20	100.00%
Total:	311	$82,854,348.20	100.00%
Minimum: 158
Maximum: 180
Weighted Average: 177

Seasoning	COUNT	UPB	%
<= 0	7	$2,062,050.00	2.49%
1 – 1	50	13,120,119.63	15.84
2 – 2	78	16,972,084.38	20.48
3 – 3	88	22,546,949.04	27.21
4 – 4	51	17,155,011.96	20.71
5 - 5	18	5,408,944.99	6.53
6 - 6	4	947,835.13	1.14
7 - 12	12	4,360,853.12	5.26
13 - 24	3	280,499.95	0.34
Total:	311	$82,854,348.20	100.00%
Minimum: 0
Maximum: 22
Weighted Average: 3

FICO Scores	COUNT	UPB	%
590 – 599	1	$474,957.34	0.57%
600 - 609	1	111,321.37	0.13
610 - 619	2	608,166.30	0.73
620 - 629	6	1,099,366.15	1.33
630 - 639	12	2,492,419.78	3.01
640 - 649	28	9,391,537.64	11.33
650 - 659	29	8,190,121.13	9.88
660 - 669	22	5,595,995.02	6.75
670 - 679	33	9,230,652.04	11.14
680 - 689	40	10,446,141.46	12.61
690 - 699	23	8,594,464.44	10.37
700 - 709	20	5,432,788.37	6.56
710 - 719	21	5,629,563.41	6.79
720 - 729	13	3,745,463.38	4.52
730 - 739	11	1,734,863.99	2.09
740 - 749	11	2,182,300.20	2.63
750 - 759	10	1,497,556.92	1.81
760 - 769	10	1,179,003.17	1.42
770 - 779	7	1,725,595.37	2.08
780 - 789	3	780,388.80	0.94
790 - 799	6	1,329,412.09	1.60
800 - 809	2	1,382,269.83	1.67
Total:	311	$82,854,348.20	100.00%
Minimum: 596
Maximum: 801
Weighted Average: 689

Loan To Value Ratio	COUNT	UPB	%
5.001% - 10.000%	1	$19,938.25	0.02%
10.001% - 15.000%	2	158,545.03	0.19
20.001% - 25.000%	2	806,880.54	0.97
25.001% - 30.000%	5	640,463.60	0.77
30.001% - 35.000%	3	582,189.08	0.70
35.001% - 40.000%	4	336,685.03	0.41
40.001% - 45.000%	2	696,771.80	0.84
45.001% - 50.000%	7	1,461,719.11	1.76
50.001% - 55.000%	16	3,797,292.98	4.58
55.001% - 60.000%	23	6,221,577.94	7.51
60.001% - 65.000%	24	7,903,247.75	9.54
65.001% - 70.000%	33	10,740,323.69	12.96
70.001% - 75.000%	49	16,613,149.84	20.05
75.001% - 80.000%	112	27,136,037.11	32.75
80.001% - 85.000%	6	631,467.06	0.76
85.001% - 90.000%	21	4,993,254.39	6.03
90.001% - 95.000%	1	114,805.00	0.14
Total:	311	$82,854,348.20	100.00%
Minimum: 8.44%
Maximum: 94.96%
Weighted Average: 70.73%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Feb 23, 2004 19:39

UBS Investment Bank

Fixed Bid Stratification

'; 5.99 High Coupon; '; 02/23/04; '

Combined Loan To Value Ratio	COUNT	UPB	%
5.001% - 10.000%	1	$19,938.25	0.02%
10.001% - 15.000%	2	158,545.03	0.19
20.001% - 25.000%	2	806,880.54	0.97
25.001% - 30.000%	4	574,178.73	0.69
30.001% - 35.000%	3	582,189.08	0.70
35.001% - 40.000%	4	336,685.03	0.41
40.001% - 45.000%	2	696,771.80	0.84
45.001% - 50.000%	7	1,461,719.11	1.76
50.001% - 55.000%	14	3,524,805.77	4.25
55.001% - 60.000%	20	5,780,791.30	6.98
60.001% - 65.000%	23	7,397,047.71	8.93
65.001% - 70.000%	29	9,590,322.90	11.57
70.001% - 75.000%	47	15,776,690.73	19.04
75.001% - 80.000%	77	19,497,758.38	23.53
80.001% - 85.000%	9	1,208,793.50	1.46
85.001% - 90.000%	38	9,727,113.55	11.74
90.001% - 95.000%	28	5,558,655.30	6.71
95.001% - 100.000%	1	155,461.49	0.19
Total:	311	$82,854,348.20	100.00%
Minimum: 8.44%
Maximum: 100.00%
Weighted Average: 72.88%

DTI	COUNT	UPB	%
<= 0.000%	134	$31,993,926.81	38.61%
6.001% - 11.000%	1	351,396.62	0.42
11.001% - 16.000%	2	1,039,653.81	1.25
16.001% - 21.000%	7	2,166,868.27	2.62
21.001% - 26.000%	10	2,225,973.04	2.69
26.001% - 31.000%	25	5,724,514.19	6.91
31.001% - 36.000%	49	13,135,414.56	15.85
36.001% - 41.000%	52	14,978,570.49	18.08
41.001% - 46.000%	16	4,647,370.78	5.61
46.001% - 51.000%	11	4,819,277.45	5.82
51.001% - 56.000%	2	1,287,362.86	1.55
56.001% - 61.000%	1	112,261.41	0.14
176.001% - 181.000%	1	371,757.91	0.45
Total:	311	$82,854,348.20	100.00%
Minimum: 0.000%
Maximum: 179.429%
Weighted Average: 36.475%

Geographic Concentration	COUNT	UPB	%
California	43	$16,538,466.69	19.96%
New York	25	9,631,372.00	11.62
Illinois	43	8,320,729.64	10.04
Florida	22	7,583,685.52	9.15
New Jersey	26	7,515,651.79	9.07
Virginia	9	3,695,670.08	4.46
Texas	21	3,183,312.57	3.84
Massachusetts	8	2,978,054.87	3.59
Georgia	10	2,753,618.65	3.32
Washington	7	1,984,431.26	2.40
North Carolina	14	1,958,289.38	2.36
Maryland	9	1,887,698.30	2.28
Colorado	6	1,725,196.62	2.08
Arizona	6	1,620,201.68	1.96
Tennessee	6	1,393,418.11	1.68
Pennsylvania	6	1,063,806.66	1.28
Oklahoma	3	683,792.10	0.83
Missouri	5	677,203.37	0.82
Minnesota	3	641,187.68	0.77
Connecticut	2	617,235.85	0.74
District Of Columbia	2	578,264.78	0.70
New Mexico	2	552,283.80	0.67
Alabama	2	538,174.90	0.65
Indiana	7	480,550.50	0.58
Idaho	2	440,926.49	0.53
Utah	3	436,037.48	0.53
Nevada	1	400,000.00	0.48
Kentucky	3	386,461.97	0.47
Nebraska	1	377,000.00	0.46
New Hampshire	1	367,797.39	0.44
Louisiana	1	361,103.96	0.44
Rhode Island	1	321,822.96	0.39
Hawaii	2	255,900.00	0.31
South Carolina	1	255,609.21	0.31
Oregon	1	122,707.49	0.15
Iowa	1	114,606.58	0.14
Ohio	2	110,473.73	0.13
Kansas	1	106,838.29	0.13
Arkansas	1	74,724.11	0.09
Wisconsin	1	66,584.08	0.08
Michigan	1	53,457.66	0.06
Total:	311	$82,854,348.20	100.00%

North-South CA	COUNT	UPB	%
States Not CA	268	$66,315,881.51	80.04%
South CA	26	11,507,156.97	13.89
North CA	17	5,031,309.72	6.07
Total:	311	$82,854,348.20	100.00%

Zip Code Concentration	COUNT	UPB	%
20120	2	$1,317,679.61	1.59%
90210	1	1,229,950.00	1.48
33156	1	1,195,873.72	1.44
91320	1	956,768.74	1.15
10023	2	923,453.02	1.11
Other	304	77,230,623.11	93.21
Total:	311	$82,854,348.20	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Feb 23, 2004 19:39

UBS Investment Bank

Fixed Bid Stratification

'; 5.99 High Coupon; '; 02/23/04; '

Loan Purpose	COUNT	UPB	%
Cash Out Refi	147	$34,854,059.60	42.07%
Purchase	84	24,045,233.20	29.02
Rate & Term Refi	80	23,955,055.40	28.91
Total:	311	$82,854,348.20	100.00%

Document Type	COUNT	UPB	%
Reduced	55	$22,314,965.89	26.93%
No Income Verified	79	21,487,601.86	25.93
Full	29	11,346,887.00	13.69
No Income No Asset	49	8,525,759.41	10.29
Stated Income Full Asset	39	7,415,434.49	8.95
No Doc	32	4,673,908.83	5.64
Alternate	8	2,706,854.03	3.27
No Income No Appraisal	4	1,704,635.14	2.06
Streamline	2	781,213.33	0.94
Stated Doc	2	552,450.32	0.67
1 Paystub/Assets Verified	5	522,248.90	0.63
Employment Verification Only	2	255,900.00	0.31
Stated Value	2	240,888.82	0.29
No Ratio	1	171,143.57	0.21
Asset Only	2	154,456.61	0.19
Total:	311	$82,854,348.20	100.00%

Property Type	COUNT	UPB	%
Single Family	220	$55,215,807.44	66.64%
Pud	28	9,342,192.95	11.28
Condomimium	13	5,321,526.33	6.42
Two Family	17	4,108,622.13	4.96
Pud Detached	11	3,535,315.07	4.27
High Rise Condo (gt 8 floors)	6	1,768,678.80	2.13
Three Family	4	1,667,826.12	2.01
Low Rise Condo (2-4 floors)	8	1,095,524.50	1.32
Single Family Attached	2	404,132.97	0.49
Pud Attached	2	394,721.89	0.48
Total:	311	$82,854,348.20	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	268	$70,749,532.69	85.39%
Investor Occupied	26	7,248,824.72	8.75
Second Home	17	4,855,990.79	5.86
Total:	311	$82,854,348.20	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	301	$81,831,852.26	98.77%
36.000	6	620,431.76	0.75
60.000	4	402,064.18	0.49
Total:	311	$82,854,348.20	100.00%
wa Term: 0.561

Balloon Flag	COUNT	UPB	%
Balloon Loan	81	$17,607,131.34	21.25%
Not a Balloon Loan	230	65,247,216.86	78.75
Total:	311	$82,854,348.20	100.00%

Silent 2nd	COUNT	UPB	%
N	258	$71,560,947.40	86.37%
Y	53	11,293,400.80	13.63
Total:	311	$82,854,348.20	100.00%

Lien Position	COUNT	UPB	%
1	311	$82,854,348.20	100.00%
Total:	311	$82,854,348.20	100.00%

Mortgage Ins.	COUNT	UPB	%
Assumed PMI Coverage	1	$108,994.52	0.13%
Lender Paid MI	4	413,990.62	0.50
MGIC	3	552,682.54	0.67
PMI Mortgage Insurance	2	481,531.30	0.58
Radian Guaranty	11	2,506,334.69	3.02
Republic Mortgage Insurance	4	595,552.71	0.72
United Guaranty	3	1,080,440.07	1.30
LTV <=80	283	77,114,821.75	93.07
Total:	311	$82,854,348.20	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Feb 23, 2004 19:39